SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
Acquisition of Darwin Homes, Inc.

On January 5, 2023, the Company completed the acquisition of Darwin Homes, Inc. (“Darwin”), a leading real estate investment management platform based in Austin, Texas that offers a comprehensive, tech-enabled solution for acquiring, renovating, and managing single-family rental properties. The Company acquired 100% of Darwin’s equity through an all-stock transaction with a market value of approximately $18 million as of the closing date. As the transaction has closed recently, the purchase accounting has not yet been completed.

Reduction in Workforce

On January 18, 2023, the Company announced a reduction in workforce of approximately 20% of employees across its Israel and U.S. offices, as compared to its headcount as of December 31, 2022.

Other Events

Silicon Valley Bank (“SVB”) was closed March 10, 2023 by the California Department of Financial Protection and Innovation, which appointed the Federal Deposit Insurance Corporation (“FDIC”) as receiver. SVB was the lead lender for the Company’s Receivables Facility and Revolving Credit Facility. With regard to the Company’s Revolving Credit Facility, the Company continues to have access to the facility and has ensured the facility is still operational. With respect to the Receivables Facility, it was unaffected.

Additionally, the Company held a total of approximately $15 million at SVB as of December 31, 2022, which represented approximately 5% of the Company’s cash and cash equivalents balance as of December 31, 2022. On March 14, 2023, the Company’s deposits with SVB were withdrawn and deposited in accounts at other banks where the Company holds its primary banking relationships.

Notwithstanding the closure of SVB, the Company continues to believe that its existing cash and cash equivalents balance and cash flow from operations will be sufficient to meet its working capital, capital expenditures, and cash requirements from known contractual obligations for at least the next twelve months.

Amended Letter Agreement
Pursuant to the Letter Agreement, dated June 1, 2020, the Company agreed to provide Radiance Star Pte. Ltd. (“Radiance”), an affiliate of GIC Private Limited, the right to purchase up to a certain amount of qualified securities in certain offerings by the Company and to provide Radiance with notice of any fund offerings or securitization offerings. On March 19, 2023, the Company and Radiance agreed to extend the term of the Letter Agreement by three years (the “Amended Letter Agreement”) to June 1, 2028 on the same terms and amount, including the issuance of 2,640,000 warrants to purchase Class A Ordinary shares at an exercise price of $0.01 that vest annually if certain investment thresholds by Radiance are met. There were no other material changes to the existing terms of the Letter Agreement.

Series A Preferred Share Purchase Agreement

On April 14, 2023, the Company entered into a securities purchase agreement with Oak HC/FT Partners V, L.P., Oak HC/FT Partners V-A, L.P. and Oak HC/FT Partners V-B, L.P to purchase 60 million shares of Series A convertible Preferred Shares of the Company, no par value, for an aggregate purchase price of $75 million (the “Preferred Offering”). The Preferred Offering is expected to close in the second quarter of 2023, subject to, among other things, the Company obtaining shareholder approval.